LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2019
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
LONG-TERM OBLIGATIONS
LONG-TERM OBLIGATIONS

The components of long-term obligations at December 31 were as follows:

	2019	2018
Accrued royalties	$30,988	$28,181
Deferred revenue	8,078	6,317
Finance lease liabilities (note 19)	208	558
Other	4,500	8,194
	$43,774	$43,250

Remaining performance obligations

As of December 31, 2019, we had $24,173 of remaining performance obligations to be recognized (December 31, 2018 - $20,820), of which we expect to recognize approximately 41% in 2020, 31% in 2021, and 28% in subsequent years.

We do not disclose the value of remaining performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.